UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 13, 2023

SESEN BIO, INC.

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-36296	26-2025616
(State or Other Jurisdiction	(Commission File Number)	(IRS Employer
of Incorporation)		Identification No.)

245 First Street, Suite 1800
Cambridge, MA		02142
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: (617) 444-8550

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value	SESN	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 – Entry into a Material Definitive Agreement.

Merger Agreement Amendment

As previously announced, on September 20, 2022, Sesen Bio, Inc., a Delaware corporation (“Sesen Bio”), Seahawk Merger Sub, Inc., a Delaware corporation and a wholly-owned subsidiary of Sesen Bio (“Merger Sub”), and CARISMA Therapeutics Inc., a Delaware corporation (“Carisma”), entered into an Agreement and Plan of Merger and Reorganization (as amended by the First Amendment thereto dated as of December 29, 2022, the “Merger Agreement”), pursuant to which, among other things, and subject to the satisfaction or waiver of certain conditions set forth in the Merger Agreement, Merger Sub will merge with and into Carisma, with Carisma continuing as a wholly-owned subsidiary of Sesen Bio and the surviving corporation of the merger (the “Merger”). The Merger Agreement is filed as Exhibit 2.1 to Sesen Bio’s Current Reports on Form 8-K filed on September 21, 2022 and December 29, 2022 (the “Forms 8-K”). The material terms of the Merger Agreement were described in Item 1.01 of the Forms 8-K and are incorporated by reference herein.

On February 13, 2023, Sesen Bio, Merger Sub and Carisma entered into the Second Amendment to the Merger Agreement (the “Second Amendment”). The Second Amendment amends the Merger Agreement to, among other things, (i) increase the expected one-time special cash dividend to be paid to Sesen Bio stockholders to $75 million, subject to the terms and conditions set forth therein, (ii) decrease Sesen Bio’s minimum net cash required at closing from $75 million to $70 million, and (iii) include Michael Torok, a member of the Investor Group (as defined below), as the Sesen Bio designee on the combined company board of directors as of the effective time of the Merger in place of a current member of the Sesen Bio board of directors formerly designated as such.

In addition, as part of the Second Amendment, the parties agreed to revise the form of Contingent Value Rights Agreement (the “CVR Agreement”) to extend the payment obligations to holders of contingent value rights (the “CVRs”) in the event of any sale of Sesen Bio’s non-cash assets, including Vicineum, to the period between the effective time of the Merger Agreement and March 31, 2027 (previously December 31, 2023). The contingent payments under the CVR Agreement, if they become due, will be payable to a rights agent for subsequent distribution to the holders of the CVRs. In the event that no such proceeds are received, holders of the CVRs will not receive any payment pursuant to the CVR Agreement. There can be no assurance that any cash payment will be made or that any holders of CVRs will receive any amounts with respect thereto.

As previously disclosed, the right to the contingent payments contemplated by the CVR Agreement is a contractual right only and will not be transferable, except in the limited circumstances specified in the CVR Agreement. The CVRs will not be evidenced by a certificate or any other instrument and will not be registered with the U.S. Securities and Exchange Commission (the “SEC”). The CVRs will not have any voting or dividend rights and will not represent any equity or ownership interest in Sesen Bio or any of its affiliates. No interest will accrue on any amounts payable in respect of the CVRs.

The foregoing descriptions of the Second Amendment and the CVR Agreement do not purport to describe all of the terms of such agreements and are qualified by reference to the Second Amendment, which is attached as Exhibit 2.1 hereto and incorporated herein by reference, including the form CVR Agreement attached thereto.

Support Agreement with the Investor Group

Also on February 13, 2023, Bradley L. Radoff and Michael Torok (together with their affiliates, the “Investor Group”) entered into a voting and support agreement with Sesen Bio and Carisma (the “Support Agreement”) pursuant to which the Investor Group agreed to vote, at the applicable special meeting to be held in connection with the Merger, any and all of their shares of Sesen Bio common stock in favor of the Merger and related matters. The Support Agreement provides that (i) from the effective time of the Merger until the expiration of the Standstill Period, the Investor Group will vote or cause to be voted all of its shares of common stock in accordance with the recommendations of the board of directors of the combined company at all stockholder meetings subject to limited exceptions and (ii) during the Standstill Period, the Investor Group will be restricted from, among other things, (a) engaging in any solicitation of proxies or consents with respect to the securities of Sesen Bio or Carisma, (b) forming or joining a group (within the meaning of Section 13(d)(3) of the Exchange Act) with respect to shares of Sesen Bio common stock, (c) seeking or submitting, or knowingly encouraging other persons to seek or submit, nominations in furtherance of a contested solicitation for the appointment, election or removal of directors or taking any other action with respect to the appointment, election or removal of any directors, in each case in opposition to the recommendation of the board of directors, (d) making or participating in any extraordinary transaction, (e) seeking, alone or in concert with others, representation on the board of directors, except as otherwise permitted by the Support Agreement, and (f) making any stockholder proposal, subject to customary exceptions. The “Standstill Period” is the period commencing on February 13, 2023 until the later of (A) the earlier of (i) 15 days prior to the deadline under Sesen Bio's amended and restated by-laws for director nominations and stockholder proposals for Sesen Bio’s 2024 annual meeting of stockholders, and (ii) 100 days prior to the first anniversary of Sesen Bio’s 2023 annual meeting of stockholders, and (iii) such date that is ten business days after Sesen Bio's or Carisma’s receipt of notice from any member of the Investor Group specifying a material breach of the Support Agreement by Sesen Bio or Carisma that is not cured within such period, and (B) the date when the Mr. Torok is no longer on the board of directors of the combined company. The Support Agreement also provides that Sesen Bio will provide at least 70 days' advanced notice of its 2023 annual meeting of stockholders, deem any compliant proposals or director nominations received from the Investor Group within ten days' of the receipt by the Investor Group of such notice as “timely”, and not hold such meeting any less than 70 days after said notice in the event that Sesen Bio or Carisma has not yet obtained the stockholder vote under the Merger Agreement by April 1, 2023. The Support Agreement terminates upon the earliest to occur of (1) the valid termination of the Merger Agreement, (2) any amendment to the Merger Agreement that reduces the amount, or changes the form of any consideration payable to the Investor Group in the Merger or otherwise materially and adversely affects the Investor Group, (3) the expiration of the Standstill Period, (4) solely in the event that either Sesen Bio or Carisma has not yet obtained the stockholder vote under the Merger Agreement by April 1, 2023, and (5) the termination of the Support Agreement by written agreement of all parties thereto.

The foregoing description of the Support Agreement does not purport to describe all of the terms of such agreement and is qualified by reference to the Support Agreement which is attached hereto as Exhibit 10.1 and incorporated herein by reference.

Item 8.01 – Other Events.

On February 14, 2023, Sesen Bio and Carisma issued a joint press release announcing, among other things, the details of the Second Amendment and the entry into the Support Agreement. A copy of the press release is attached as Exhibit 99.1 hereto and incorporated herein by reference.

Cautionary Note on Forward-Looking Statements

Any statements in this Current Report on Form 8-K about future expectations, plans and prospects for Sesen Bio, Carisma or the combined company, Sesen Bio’s, Carisma’s or the combined company’s strategy or future operations, and other statements containing the words “anticipate,” “believe,” “contemplate,” “expect,” “intend,” “may,” “plan,” “predict,” “target,” “potential,” “possible,” “will,” “would,” “could,” “should,” “continue,” and similar expressions, constitute forward-looking statements within the meaning of The Private Securities Litigation Reform Act of 1995. For example, statements concerning the proposed transaction, the concurrent financing, the contingent value rights and other matters, including without limitation: statements relating to the satisfaction of the conditions to and consummation of the proposed transaction, the expected timing of the consummation of the proposed transaction and the expected ownership percentages of the combined company, Sesen Bio’s and Carisma’s respective businesses, the strategy of the combined company, future operations, advancement of the combined company’s product candidates and product pipeline, clinical development of the combined company’s product candidates, including expectations regarding timing of initiation and results of clinical trials of the combined company, the ability of Sesen Bio to remain listed on the Nasdaq Stock Market, the completion of the concurrent financing, and the receipt of any payments under the contingent value rights are forward-looking statements. Actual results may differ materially from those indicated by such forward-looking statements as a result of various important factors, including without limitation: (i) the risk that the conditions to the closing of the proposed transaction are not satisfied, including the failure to obtain stockholder approval of matters related to the proposed transaction in a timely manner or at all; (ii) uncertainties as to the timing of the consummation of the proposed transaction and the ability of each of Sesen Bio and Carisma to consummate the proposed transaction, including completing the concurrent financing; (iii) risks related to Sesen Bio’s ability to correctly estimate its expected net cash at closing and Sesen Bio’s and Carisma’s ability to correctly estimate and manage their respective operating expenses and expenses associated with the proposed transaction; (iv) risks related to Sesen Bio’s continued listing on the Nasdaq Stock Market until closing of the proposed transaction; (v) the risk that as a result of adjustments to the exchange ratio, Sesen Bio stockholders or Carisma stockholders could own less of the combined company than is currently anticipated; (vi) the risk that the conditions to payment under the contingent value rights will not be met and that the contingent value rights may otherwise never deliver any value to Sesen Bio stockholders; (vii) risks associated with the possible failure to realize certain anticipated benefits of the proposed transaction, including with respect to future financial and operating results; (viii) uncertainties regarding the impact any delay in the closing would have on the anticipated cash resources of the combined company upon closing and other events and unanticipated spending and costs that could reduce the combined company’s cash resources; (ix) the effect of uncertainties related to the actions of activist stockholders, which could make it more difficult to obtain the approval of Sesen Bio stockholders with respect to the transaction related proposals and result in Sesen Bio incurring significant fees and other expenses, including for third-party advisors; (x) the occurrence of any event, change or other circumstance or condition that could give rise to the termination of the Merger Agreement, as amended; (xi) the effect of the announcement, pendency or completion of the Merger on Sesen Bio’s or Carisma’s business relationships, operating results and business generally; (xii) costs related to the Merger; (xiii) the outcome of any legal proceedings instituted against Sesen Bio, Carisma or any of their respective directors or officers related to the Merger Agreement or the transactions contemplated thereby; (xiv) the ability of Sesen Bio or Carisma to protect their respective intellectual property rights; (xv) competitive responses to the proposed transaction and changes in expected or existing competition; (xvi) the success and timing of regulatory submissions and pre-clinical and clinical trials; (xvii) regulatory requirements or developments; (xviii) changes to clinical trial designs and regulatory pathways; (xix) changes in capital resource requirements; (xx) risks related to the inability of the combined company to obtain sufficient additional capital to continue to advance its product candidates and its preclinical programs; (xxi) legislative, regulatory, political and economic developments; and (xxii) other factors discussed in the “Risk Factors” section of Sesen Bio’s Annual Report on Form 10-K, Quarterly Reports on Form 10-Q and other reports filed with the SEC. In addition, the forward-looking statements included in this communication represent Sesen Bio’s and Carisma’s views as of the date hereof. Sesen Bio and Carisma anticipate that subsequent events and developments will cause the respective company’s views to change. However, while Sesen Bio may elect to update these forward-looking statements at some point in the future, Sesen Bio specifically disclaims any obligation to do so, except as required under applicable law. These forward-looking statements should not be relied upon as representing Sesen Bio’s views as of any date subsequent to the date hereof.

Important Additional Information

In connection with the proposed transaction between Carisma and Sesen Bio, Sesen Bio filed with the SEC a registration statement on Form S-4 (as amended, the “Registration Statement”) that includes a proxy statement of Sesen Bio and also constitutes a prospectus of Sesen Bio with respect to shares of Sesen Bio common stock to be issued in the proposed transaction (the “Proxy Statement/Prospectus”). The definitive Proxy Statement/Prospectus was first mailed to Sesen Bio stockholders on or about January 24, 2023. Sesen Bio may also file other relevant documents regarding the proposed transaction with the SEC. INVESTORS AND SECURITY HOLDERS ARE URGED TO READ THESE MATERIALS, INCLUDING THE REGISTRATION STATEMENT, THE DEFINITIVE PROXY STATEMENT/PROSPECTUS, AND ALL OTHER RELEVANT DOCUMENTS THAT ARE OR WILL BE FILED WITH THE SEC IN CONNECTION WITH THE PROPOSED TRANSACTION, INCLUDING ANY AMENDMENTS OR SUPPLEMENTS TO THESE MATERIALS, BECAUSE THEY CONTAIN OR WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION AND THE PARTIES TO THE PROPOSED TRANSACTION. Investors and security holders are able to obtain the definitive Proxy Statement/Prospectus and other documents that are filed or will be filed by Sesen Bio with the SEC free of charge from the SEC’s website at www.sec.gov or from Sesen Bio at the SEC Filings section of www.sesenbio.com.

No Offer or Solicitation

This Current Report on Form 8-K shall not constitute an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offering of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended. Subject to certain exceptions to be approved by the relevant regulators or certain facts to be ascertained, a public offer will not be made directly or indirectly, in or into any jurisdiction where to do so would constitute a violation of the laws of such jurisdiction, or by use of the mails or by any means or instrumentality (including without limitation, facsimile transmission, telephone or internet) of interstate or foreign commerce, or any facility of a national securities exchange, of any such jurisdiction.

Participants in the Solicitation

Sesen Bio and Carisma and their respective directors, executive officers and other members of management may be deemed to be participants in the solicitation of proxies in respect of the proposed transaction. Information about Sesen Bio’s directors and executive officers is available in Sesen Bio’s Annual Report on Form 10-K for the fiscal year ended December 31, 2021, its definitive proxy statement dated April 28, 2022 for its 2022 Annual Meeting of Stockholders and its Current Report on Form 8-K filed with the SEC on August 31, 2022. Other information regarding the participants in the proxy solicitation and a description of their interests in the proposed transaction, by security holdings or otherwise, is included in the definitive Proxy Statement/Prospectus and other relevant materials that are or will be filed with the SEC regarding the proposed transaction. Investors should read the definitive Proxy Statement/Prospectus carefully before making any voting or investment decisions. You may obtain free copies of these documents from Sesen Bio or the SEC’s website as indicated above.

Item 9.01 – Financial Statements and Exhibits.

(d)	Exhibits.

2.1	Second Amendment to Agreement and Plan of Merger and Reorganization, dated as of February 13, 2023, by and among Sesen Bio, Inc., Seahawk Merger Sub, Inc., and CARISMA Therapeutics, Inc.
10.1	Voting and Support Agreement, dated February 13, 2023, by and among the Radoff Family Foundation, Bradley L. Radoff, JEC II Associates, LLC, the K. Peter Heiland 2008 Irrevocable Trust, Michael Torok, CARISMA Therapeutics, Inc. and Sesen Bio, Inc.
99.1	Joint Press Release issued on February 14, 2023
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SESEN BIO, Inc.

/s/ Thomas R. Cannell, D.V.M.
Thomas R. Cannell, D.V.M
Date: February 14, 2023	President and Chief Executive Officer